                                POWER OF ATTORNEY

         WHEREAS, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("REMA"), and each of Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company, Reliant Energy Northeast Management Company, a Pennsylvania corporation, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation (collectively, together with REMA, the "Registrants") intend to file with the United States Securities and Exchange Commission (the "SEC") under the United States Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Act"), a registration statement on Form S-4 or such other form as may be appropriate, including a prospectus (the "Registration Statement"), with such amendments thereto as may be necessary or appropriate, in connection with an exchange offer (the "Exchange Offer") by the Registrants of $210,000,000 aggregate principal amount of 8.554% Series A Exchange Pass Through Certificates due 2005, $297,850,000 aggregate principal amount of 9.237% Series B Exchange Pass Through Certificates due 2017 and $220,000,000 aggregate principal amount of 9.681% Series C Exchange Pass Through Certificates (collectively, the "Exchange Certificates");

         NOW, THEREFORE, the undersigned, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, does hereby constitute and appoint James E. Hammelman, Michael L. Jines and Rufus S. Scott, and each of them severally, any of whom may act with or without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for him, and in his name, place and stead, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, the Registration Statement and any and all amendments thereto, including post-effective amendments thereto, as said attorneys-in-fact and agents, or any of them, may deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file or cause the same to be filed with the SEC and any other appropriate regulatory authorities. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform, in the name of and on behalf of the undersigned, in any and all capacities, each and every act whatsoever necessary or appropriate to be done in order to effectuate the registration of the Exchange Offer pursuant to the Act and the other matters referred to above, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of December, 2000.


                                                    /s/ DAVID G. TEES
                                                    ----------------------------
                                                    David G. Tees

                                POWER OF ATTORNEY

         WHEREAS, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("REMA"), and each of Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company, Reliant Energy Northeast Management Company, a Pennsylvania corporation, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation (collectively, together with REMA, the "Registrants") intend to file with the United States Securities and Exchange Commission (the "SEC") under the United States Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Act"), a registration statement on Form S-4 or such other form as may be appropriate, including a prospectus (the "Registration Statement"), with such amendments thereto as may be necessary or appropriate, in connection with an exchange offer (the "Exchange Offer") by the Registrants of $210,000,000 aggregate principal amount of 8.554% Series A Exchange Pass Through Certificates due 2005, $297,850,000 aggregate principal amount of 9.237% Series B Exchange Pass Through Certificates due 2017 and $220,000,000 aggregate principal amount of 9.681% Series C Exchange Pass Through Certificates (collectively, the "Exchange Certificates");

         NOW, THEREFORE, the undersigned, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, does hereby constitute and appoint James E. Hammelman, Michael L. Jines and Rufus S. Scott, and each of them severally, any of whom may act with or without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for him, and in his name, place and stead, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, the Registration Statement and any and all amendments thereto, including post-effective amendments thereto, as said attorneys-in-fact and agents, or any of them, may deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file or cause the same to be filed with the SEC and any other appropriate regulatory authorities. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform, in the name of and on behalf of the undersigned, in any and all capacities, each and every act whatsoever necessary or appropriate to be done in order to effectuate the registration of the Exchange Offer pursuant to the Act and the other matters referred to above, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of December, 2000.


                                                  /s/ JOE BOB PERKINS
                                                  ------------------------------
                                                  Joe Bob Perkins

                                POWER OF ATTORNEY

         WHEREAS, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("REMA"), and each of Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company, Reliant Energy Northeast Management Company, a Pennsylvania corporation, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation (collectively, together with REMA, the "Registrants") intend to file with the United States Securities and Exchange Commission (the "SEC") under the United States Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Act"), a registration statement on Form S-4 or such other form as may be appropriate, including a prospectus (the "Registration Statement"), with such amendments thereto as may be necessary or appropriate, in connection with an exchange offer (the "Exchange Offer") by the Registrants of $210,000,000 aggregate principal amount of 8.554% Series A Exchange Pass Through Certificates due 2005, $297,850,000 aggregate principal amount of 9.237% Series B Exchange Pass Through Certificates due 2017 and $220,000,000 aggregate principal amount of 9.681% Series C Exchange Pass Through Certificates (collectively, the "Exchange Certificates");

         NOW, THEREFORE, the undersigned, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, does hereby constitute and appoint James E. Hammelman, Michael L. Jines and Rufus S. Scott, and each of them severally, any of whom may act with or without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for him, and in his name, place and stead, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, the Registration Statement and any and all amendments thereto, including post-effective amendments thereto, as said attorneys-in-fact and agents, or any of them, may deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file or cause the same to be filed with the SEC and any other appropriate regulatory authorities. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform, in the name of and on behalf of the undersigned, in any and all capacities, each and every act whatsoever necessary or appropriate to be done in order to effectuate the registration of the Exchange Offer pursuant to the Act and the other matters referred to above, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of December, 2000.


                                                  /s/ JOHN H. STOUT
                                                  ------------------------------
                                                  John H. Stout

                                POWER OF ATTORNEY

         WHEREAS, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company ("REMA"), and each of Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company, Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company, Reliant Energy Northeast Management Company, a Pennsylvania corporation, Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation (collectively, together with REMA, the "Registrants") intend to file with the United States Securities and Exchange Commission (the "SEC") under the United States Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Act"), a registration statement on Form S-4 or such other form as may be appropriate, including a prospectus (the "Registration Statement"), with such amendments thereto as may be necessary or appropriate, in connection with an exchange offer (the "Exchange Offer") by the Registrants of $210,000,000 aggregate principal amount of 8.554% Series A Exchange Pass Through Certificates due 2005, $297,850,000 aggregate principal amount of 9.237% Series B Exchange Pass Through Certificates due 2017 and $220,000,000 aggregate principal amount of 9.681% Series C Exchange Pass Through Certificates (collectively, the "Exchange Certificates");

         NOW, THEREFORE, the undersigned, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, does hereby constitute and appoint Michael L. Jines and Rufus S. Scott, and each of them severally, either of whom may act with or without the joinder of the others, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute for him, and in his name, place and stead, in his capacity as any or all of a director, member of the management committee or officer of one or more of the Registrants, as the case may be, the Registration Statement and any and all amendments thereto, including post-effective amendments thereto, as said attorneys-in-fact and agents, or either of them, may deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file or cause the same to be filed with the SEC and any other appropriate regulatory authorities. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform, in the name of and on behalf of the undersigned, in any and all capacities, each and every act whatsoever necessary or appropriate to be done in order to effectuate the registration of the Exchange Offer pursuant to the Act and the other matters referred to above, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of December, 2000.


                                                  /s/ JAMES E. HAMMELMAN
                                                  ------------------------------
                                                  James E. Hammelman